Exhibit 99.2

# MAKING INNOVATIVE WORKFORCE SOLUTIONS HUMANLY POSSIBLE

ManpowerGroup™

ManpowerGroup
1st Quarter
April 20, 2012

ManpowerGroup 2012 1st Quarter Results April 2012
Forward-Looking Statement
This presentation includes forward-looking statements,
including earnings projections which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional
information concerning factors that could cause actual
results to materially differ from those in the forward-looking statements is contained in the Manpower Inc. Annual Report
on Form 10-K dated December 31, 2011, which information
is incorporated herein by reference, and such other factors
as may be described from time to time in the Company’s
SEC filings.

ManpowerGroup 2012 1st Quarter Results April 2012
As Reported	Q1 Financial Highlights
0%	Revenue $5.1B
3% CC
30 bps	Gross Margin 16.6%
9%	Operating Profit $94M
14% CC
10 bps	OP Margin 1.8%
16%	EPS $.50
21% CC
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights

16.9%
- 0.2%
- 0.1%
16.6%
Q1 2011
Temporary Recruitment -Organic
Temporary Recruitment -Acquisitions
Q1 2012

ManpowerGroup 2012 1st Quarter Results April 2012
Consolidated Gross Margin Change

772.0
- 15.7
- 8.0
- 1.3
+ 6.6
753.6
Q1 2011
Currency Impact
Reorganizational Savings
Operational Impact
Acquisition Impact
Q1 2012

ManpowerGroup 2012 1st Quarter Results April 2012
SG&A Expense Bridge - Q1 YoY
(in millions of USD)

90.0%
88.9%
Productivity Gain
% of GP
% of GP

ManpowerGroup 2012 1st Quarter Results April 2012

$847M
Growth
in CC %
Business Line Gross Profit - Q1 2012
█ Manpower       █  Experis    █  ManpowerGroup - Total
█  ManpowerGroup Solutions    █  Right Management

ManpowerGroup 2012 1st Quarter Results April 2012
As Reported	Q1 Financial Highlights
2%	Revenue $1.1B
4% CC
3%	OUP $22M
7% CC
10 bps	OUP Margin 2.0%

(1)
Americas Segment
(22% of Revenue)
(1) Included in these amounts is the US, which had revenue of $736M (-2%) and OUP of $7M (-21%).
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

US
-2%
-2%
Mexico
8%
16%
Argentina
14%
24%
Other
12%
12%

ManpowerGroup 2012 1st Quarter Results April 2012
Americas - Q1 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
65%
12%
8%
 15%

ManpowerGroup 2012 1st Quarter Results April 2012
As Reported	Q1 Financial Highlights
4%	Revenue $1.8B
1% CC
13%	OUP $23M
9% CC
20 bps	OUP Margin 1.3%

(1)
Southern Europe Segment
(35% of Revenue)
(1) Included in these amounts is France, which had revenue of $1.3B (flat in CC) and OUP of $5M (-51% CC).
 On an organic basis, revenue decreased 6% (-2% in CC).
(2) On an organic basis, revenue decreased 5% (flat in CC).
(2)

France
-5%
0%
Italy
-6%
-2%
Spain
-2%
2%
Other
19%
26%

ManpowerGroup 2012 1st Quarter Results April 2012
Southern Europe - Q1 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
74%
15%
5%
6%

ManpowerGroup 2012 1st Quarter Results April 2012
As Reported	Q1 Financial Highlights
1%	Revenue $1.4B
3% CC
5%	OUP $44M
8% CC
10 bps	OUP Margin 3.0%

Northern Europe Segment
(28% of Revenue)

UK
12%
14%
Nordics
-1%
1%
Germany
-4%
0%
Netherlands
-8%
-4%
Belgium
-4%
0%
Other
-4%
1%

ManpowerGroup 2012 1st Quarter Results April 2012
Northern Europe - Q1 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
25%
24%
14%

10%

20%
7%

ManpowerGroup 2012 1st Quarter Results April 2012
As Reported	Q1 Financial Highlights
13%	Revenue $680M
10% CC
19%	OUP $20M
16% CC
20 bps	OUP Margin 2.9%
APME Segment
(13% of Revenue)

(1)
(1) On an organic basis, revenue increased 6% (3% in CC).

ManpowerGroup 2012 1st Quarter Results April 2012
APME - Q1 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
44%
27%
29%
(1) On an organic basis, Other revenue growth was 10% (+12% CC).
(1)

ManpowerGroup 2012 1st Quarter Results April 2012
As Reported	Q1 Financial Highlights
3%	Revenue $80M
2% CC
25%	OUP $2M
25% CC
90 bps	OUP Margin 3.1%

Right Management Segment
(2% of Revenue)

ManpowerGroup 2012 1st Quarter Results April 2012
($ in millions)	2012	2011
Cash used in operating activities	(21)	(160)
Capital Expenditures	(19)	(11)
Free Cash Flow	(40)	(171)
Change in Debt	1	10
Acquisitions of Businesses net of cash acquired	(2)	-
Effect of Exchange Rate Changes	15	31
Other	(1)	7
Change in Cash	(27)	(123)

Cash Flow Summary - Q1

1,200
800
400
0
-400
953
757
698
700
722
79
-257
-75
120
168
2008
2009
2010
2011
Q1 2012

30%
20%
10%
0%
28%
23%
23%
22%
22%
2008
2009
2010
2011
Q1 2012

ManpowerGroup 2012 1st Quarter Results April 2012
Balance Sheet Highlights

Total Debt
($ in millions)
Total Debt to
Total Capitalization
Total Debt
Net Debt

ManpowerGroup 2012 1st Quarter Results April 2012
	Interest Rate	Maturity Date	Total Outstanding at 3/31/12	Remaining Available at 3/31/12
Euro Notes:
- Euro 200M	4.86%	Jun 2013	267	-
- Euro 300M	4.58%	Jun 2012	400	-
Revolving Credit Agreement	1.52%	Oct 2016	-	798
Uncommitted lines and Other	Various	Various	55	338
Total Debt			722	1,136
Credit Facilities
($ in millions)

Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $392.7M. Total subsidiary borrowing are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(1)
(2)
(2)
(1)
The $800M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a
Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.86 and a fixed charge coverage ratio of 3.17 as of March 31, 2012. As of
March 31, 2012, there were $1.6M of standby letters of credit issued under the agreement.

ManpowerGroup 2012 1st Quarter Results April 2012
Revenue	Total	Down 6-8% (Down 0-2% CC)
	Americas	Up/Down 1% (Up 1-3% CC)
	Southern Europe	Down 12-14% (Down 3-5% CC)
	Northern Europe	Down 8-10% (Down 1-3% CC)
	APME	Up 2-4% (Up 3-5% CC)
Right Management		Up/Down 1% (Up 1-3% CC)
Gross Profit Margin		16.9 - 17.0%
Operating Profit Margin		2.3 - 2.5%
Tax Rate		48% (37% excl. reclassification of France business tax)
EPS		$0.68 - $0.76 (Neg. $.04 Currency)
Second Quarter Outlook

### DIFFERENTIATION

Articulating the unique value we bring to our clients, building our brand and capabilities to do more while improving gross margins

### DIVERSIFICATION

Broadening our portfolio of solutions and services to provide more value to our clients while improving our gross margins

### EFFICIENCY/ PRODUCTIVITY

Re-evaluating our systems and processes to increase our speed and cost effectiveness

**Driving Results Through Our Organization & People**

ManpowerGroup 2012 1st Quarter Results April 2012
Strategic Drivers

ManpowerGroup 2012 1st Quarter Results April 2012
ManpowerGroup 2012 1st Quarter Results April 2012
Questions